INTERCREDITOR
                           AND SUBORDINATION AGREEMENT

          INTERCREDITOR AND SUBORDINATION AGREEMENT, dated as of March 25, 1998, by and among the KWIK INTERNATIONAL COLOR, LTD., a New York corporation (together with its successors and assigns, the "Subordinated Lender"), UNIDIGITAL INC., a Delaware corporation (together with its successors and assigns, the "Borrower"), and CANADIAN IMPERIAL BANK OF COMMERCE, a New York banking corporation, as Administrative Agent (together with its successors and assigns in such capacity, the "Administrative Agent") for the Lenders parties to the Senior Credit Agreement (as hereinafter defined).

          The parties hereto hereby agree as follows:

          1. Definitions. (a) Unless otherwise defined herein, terms defined in the Senior Credit Agreement and used herein shall have the meanings given to them in the Senior Credit Agreement.

          (b) The following terms shall have the following meanings:

          "Agreement": this Intercreditor and Subordination Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

          "Event of Default": as defined in the Senior Credit Agreement.

          "Insolvency Event": (1) the Borrower or any of its Subsidiaries commencing any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any of its Subsidiaries making a general assignment for the benefit of its creditors; or (2) there being commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (1) above which (i) results in the entry of an order for relief or any such adjudication or appointment or (ii) remains undismissed, undischarged or unbonded for a period of 60 days; or (3) there being commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (4) the Borrower or any of its Subsidiaries taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (1), (2) or (3) above; or (5) the Borrower or any of its Subsidiaries generally not paying, or being unable to pay, or admitting in writing its inability to pay, its debts as they become due.

          "Senior Credit Agreement": the Credit Agreement dated as of March 24, 1998, among the Borrower, the Administrative Agent and the Lenders parties thereto from time to time, as such Credit Agreement may be amended, modified or supplemented from time to time, including, without limitation, amendments, modifications, supplements and restatements thereof giving effect to increases, renewals, extensions, refundings, deferrals, restructurings, replacements or refinancings of, or additions to, the arrangements provided in such Credit Agreement (whether provided by the original Administrative Agent and Lenders under such Credit Agreement or a successor Administrative Agent or other Lenders).

          "Senior Lenders": the holders from time to time of Senior Obligations.

          "Senior Loan Documents": the collective reference to the Senior Credit Agreement, the Senior Notes, the Senior Security Documents and all other documents that from time to time evidence the Senior Obligations or secure or support payment or performance thereof.

          "Senior Loans": the loans made by the Senior Lenders to the Borrower pursuant to the Senior Credit Agreement.

          "Senior Notes": the promissory notes of the Borrower outstanding from time to time under the Senior Credit Agreement.

          "Senior Obligations": the collective reference to the unpaid principal of and interest on the Senior Notes and all other obligations and liabilities of the Borrower to the Administrative Agent and the Senior Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Senior Credit Agreement after the maturity of the Senior Loans and interest accruing at the then applicable rate provided in the Senior Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Senior Credit Agreement, the Senior Notes, this Agreement, the other Senior Loan Documents or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of the Senior Credit Agreement or this Agreement or any other Senior Loan Document).

          "Senior Security Documents": the collective reference to all documents and instruments, now existing or hereafter arising, which create or purport to create a security interest in property to secure payment or performance of the Senior Obligations, including, without limitation, the documents listed on
Schedule 1 attached hereto.



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

          "Subordinated Lender": as defined in the recitals hereof.

          "Subordinated Loan Documents": the collective reference to the Subordinated Note and any other documents or instruments that from time to time evidence the Subordinated Obligations or secure or support payment or performance thereof.

          "Subordinated Loan": the loan made by the Subordinated Lender pursuant to the Subordinated Note.

          "Subordinated Note": the promissory note of the Borrower, dated March 24, 1998, in the original principal amount of $750,000 and payable to the order of the Subordinated Lender.

          "Subordinated Obligations": the collective reference to the unpaid principal of and interest on the Subordinated Note and all other obligations and liabilities of the Borrower to the Subordinated Lender (including, without limitation, interest accruing at the then applicable rate provided in the Subordinated Note after the maturity of the Subordinated Loan and interest accruing at the then applicable rate provided in the Subordinated Note after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Subordinated Note, this Agreement, or any other Subordinated Loan Document, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Subordinated Lender that are required to be paid by the Borrower pursuant to the terms of the Subordinated Note or this Agreement or any other Subordinated Loan Document).

          "Subordination Event": either of the following events:

               (A) occurrence of any Insolvency Event; or

               (B) the Senior Obligations becoming due and payable in full, whether upon maturity, acceleration or otherwise.

          (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          2. Subordination. (a) The Subordinated Lender agrees, for itself and each future holder of the Subordinated Obligations, that the Subordinated Obligations are expressly


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

"subordinate and junior in right of payment" (as that phrase is defined in paragraph 2(b)) to all Senior Obligations.

          (b) "Subordinate and junior in right of payment": means that:

          (1) no part of the Subordinated Obligations shall have any claim to the assets of the Borrower on a parity with or prior to the claim of the Senior Obligations;

          (2) unless and until the Senior Notes have been paid in full and the Commitments have been terminated, without the express prior written consent of the Administrative Agent,

          (A) no Subordinated Lender will take, demand or receive from the Borrower, and the Borrower will not make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment of or security for the whole or any part of the Subordinated Obligations, and

          (B) no Subordinated Lender will accelerate for any reason the scheduled maturities of any amount owing under the Subordinated Note;

provided, however, that at any time except when an Event of Default has occurred and is continuing, the Borrower may make, and the Subordinated Lender may receive, scheduled payments on account of principal of and interest on the Subordinated Note in accordance with the terms thereof.

          (c) If any Event of Default has been cured or waived or shall have ceased to exist, the Subordinated Lender' right to receive payments as provided in clause 2(b)(2)(B)(i) shall be reinstated, and the Borrower may resume making such payments to the Subordinated Lender, including any missed payments.

          (d) The expressions "prior payment in full," "payment in full," "paid in full" and any other similar terms or phrases when used herein with respect to the Senior Obligations shall mean the payment in full, in immediately available funds, of all of the Senior Obligations.

          3.   Additional   Provisions   concerning   Subordination.   (a)   The
Subordinated Lender and the Borrower agree that upon the occurrence of any Subordination Event:

          (1) all Senior Obligations shall be paid in full before any payment or distribution is made with respect to the Subordinated Obligations; and

          (2) any payment or distribution of assets of the Borrower, whether in cash, property or securities, to which the Subordinated Lender would be entitled except for the provisions hereof, shall be paid or delivered by the Borrower, or any receiver, trustee in bankruptcy, liquidating trustee, disbursing Administrative Agent or other Person making such payment or distribution, directly to the Administrative Agent, for the account of the Senior Lenders, to the extent necessary to pay in full all Senior Obligations, before any payment or distribution shall be made to the Subordinated Lender.



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

          (b) Upon the occurrence of any Insolvency Event:

               (1) the Subordinated Lender irrevocably authorizes and empowers the Administrative Agent (A) to demand, sue for, collect and receive every payment or distribution on account of the Subordinated Obligations payable or deliverable in connection with such event or proceeding and give acquittance therefor, and (B) to file claims and proofs of claim in any statutory or non-statutory proceeding and take such other actions, in its own name as Administrative Agent, or in the name of the Subordinated Lender or otherwise, as the Administrative Agent may deem necessary or advisable for the enforcement of the provisions of this Agreement; provided, however, that the foregoing authorization and empowerment imposes no obligation on the Administrative Agent to take any such action;

               (2) the Subordinated Lender shall take such action, duly and promptly, as the Administrative Agent may request from time to time (A) to collect the Subordinated Obligations for the account of the Senior Lenders and (B) to file appropriate proofs of claim in respect of the Subordinated Obligations; and

               (3) the Subordinated Lender shall execute and deliver such powers of attorney, assignments or proofs of claim or other instruments as the Administrative Agent may request to enable the Administrative Agent to enforce any and all claims in respect of the Subordinated Obligations and to collect and receive any and all payments and distributions which may be payable or deliverable at any time upon or in respect of the Subordinated Obligations.

          (c) If any payment or distribution, whether consisting of money, property or securities, be collected or received by the Subordinated Lender in respect of the Subordinated Obligations, except payments permitted to be made at the time of payment as provided in paragraph 2(b), the Subordinated Lender forthwith shall deliver the same to the Administrative Agent for the account of the Senior Lenders, in the form received, duly indorsed to the Administrative Agent, if required, to be applied to the payment or prepayment of the Senior Obligations until the Senior Obligations are paid in full. Until so delivered, such payment or distribution shall be held in trust by the Subordinated Lender as the property of the Senior Lenders, segregated from other funds and property held by the Subordinated Lender.

          4. Subrogation. Subject to the payment in full of the Senior Obligations, the Subordinated Lender shall be subrogated to the rights of the Senior Lenders to receive payments or distributions of assets of the Borrower in respect of the Senior Obligations until the Senior Obligations shall be paid in full. For the purposes of such subrogation, payments or distributions to the Administrative Agent, for the account of the Senior Lenders, of any money, property or securities to which the Subordinated Lender would be entitled except for the provisions of this Agreement shall be deemed, as between the Borrower and its creditors other than the Senior Lenders and the Subordinated Lender, to be a payment by the Borrower to or on account of Subordinated Obligations, it being understood that the provisions of this Agreement are, and are intended solely, for the purpose of defining the relative rights of the Subordinated Lender, on the one hand, and the Senior Lenders, on the other hand.



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

          5. Consent of Subordinated Lender. (a) The Subordinated Lender consents that, without the necessity of any reservation of rights against the Subordinated Lender, and without notice to or further assent by the Subordinated
Lender:

          (1) any demand for payment of any Senior Obligations made by the Administrative Agent or any Senior Lender may be rescinded in whole or in part by the Administrative Agent or any such Senior Lender, and any Senior Obligation may be continued, and the Senior Obligations, or the liability of the Borrower or any guarantor or any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, or any obligation or liability of the Borrower or any other party under the Senior Credit Agreement or any other agreement, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent or any Senior Lender; and

          (2) the Senior Credit Agreement, the Senior Notes and any other Senior Loan Document may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent or any Senior Lender may deem advisable from time to time, and any collateral security at any time held by the Administrative Agent or any Senior Lender for the payment of any of the Senior Obligations may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by the Subordinated Lender, which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordination provided for herein.

          (b) The Subordinated Lender waives any and all notice of the creation, renewal, extension or accrual of any of the Senior Obligations and notice of or proof of reliance by the Senior Lenders upon this Agreement. The Senior Obligations, and any of them, shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between the Borrower and the Senior Lenders shall be deemed to have been consummated in reliance upon this Agreement. The Subordinated Lender acknowledges and agrees that the Senior Lenders have relied upon the subordination provided for herein in entering into the Senior Credit Agreement and in making funds available to the Borrower thereunder. The Subordinated Lender waives notice of or proof of reliance on this Agreement and protest, demand for payment and notice of default.

          6. Negative Covenants of the Subordinated Lender. So long as any of the Senior Obligations shall remain outstanding, no Subordinated Lender shall, without the prior written consent of the Administrative Agent:

          (a) sell, assign, or otherwise transfer, in whole or in part, the Subordinated Obligations or any interest therein to any other Person (a "Transferee") or create, incur or suffer to exist any security interest, lien, charge or other encumbrance whatsoever upon the Subordinated Obligations in favor of any Transferee unless (1) such action is made expressly subject to this Agreement and (2) the Transferee expressly acknowledges to the Administrative Agent, by a writing in form and substance satisfactory to the Administrative Agent, the subordination provided for herein and agrees to be bound by all of the terms hereof;

          (b) permit any of the Subordinated Loan Documents to be amended, modified or otherwise supplemented; or

          (d) commence, or join with any creditors other than the Senior Lenders in commencing any proceeding referred to in clause (2) of the definition of "Insolvency Event".

          7. Senior Obligations Unconditional. All rights and interests of the Senior Lenders hereunder, and all agreements and obligations of the Subordinated Lender and the Borrower hereunder, shall remain in full force and effect irrespective of:

          (a) any lack of validity or enforceability of any Senior Security Documents or any other Senior Loan Documents;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of the terms of the Senior Credit Agreement or any other Senior Security Document;

          (c) any exchange, release or nonperfection of any security interest in any Collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or any guarantee thereof; or

          (d) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Borrower in respect of the Senior Obligations, or of either the Subordinated Lender or the Borrower in respect of this Agreement.

          8. Representations and Warranties. The Subordinated Lender represents and warrants to the Administrative Agent and the Senior Lenders that:

          (a) its Subordinated Note (1) has been issued to it for good and valuable consideration, (2) is owned by the Subordinated Lender free and clear of any security interests, liens, charges or encumbrances whatsoever arising from, through or under the Subordinated Lender, other than the interest of the Senior Lenders under this Agreement, (3) are payable solely and exclusively to the Subordinated Lender and to no other Person and are payable without deduction for any defense, offset or counterclaim, and (4) constitute the only evidence of the obligations evidenced thereby.

          (b) The Subordinated Lender has the corporate power and authority and the legal right to execute and deliver and to perform its obligations under this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.



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

          (c) This Agreement constitutes a legal, valid and binding obligation of the Subordinated Lender.

          (d) The execution, delivery and performance of this Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of the Subordinated Lender and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Subordinated Lender pursuant to any Requirement of Law affecting or any Contractual Obligation of the Subordinated Lender, except the interest of the Senior Lenders under this Agreement.

          (e) No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Subordinated Lender), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

          9. No Representation by Administrative Agent. Neither the Administrative Agent nor any Senior Lender has made, and none of them hereby or otherwise makes to the Subordinated Lender, any representations or warranties, express, or implied, nor does the Administrative Agent or any Senior Lender assume any liability to the Subordinated Lender with respect to: (a) the financial or other condition of obligors under any instruments of guarantee with respect to the Senior Obligations, (b) the enforceability, validity, value or collectibility of the Senior Obligations or the Subordinated Obligations, any collateral therefor, or any guarantee or security which may have been granted in connection with any of the Senior Obligations or the Subordinated Obligations or
(c) the Borrower's title or right to transfer any collateral or security.

         10. Waiver of Claims. To the maximum extent permitted by law, the Subordinated Lender waives any claim it might have against the Senior Lenders with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of the Administrative Agent, the Senior Lenders or their respective directors, officers, employees or Administrative Agents with respect to any exercise of rights or remedies under the Senior Loan Documents or any transaction relating to the Collateral. Neither the Administrative Agent, any Senior Lender nor any of their respective directors, officers, employees or Administrative Agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or the Subordinated Lender or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

          11. Provisions Applicable After Bankruptcy; No Turnover.

          (a) The provisions of this Agreement shall continue in full force and effect notwithstanding the occurrence of any event contemplated under the definition of "Insolvency Event."

          (b) To the extent that the Subordinated Lender has or acquires any rights under Section 363 or Section 364 of the Bankruptcy Code with respect to the Collateral, the Subordinated

Lender hereby agrees not to assert such rights without the prior written consent of the Administrative Agent, on behalf of the Senior Lenders; provided that, if requested by the Administrative Agent, the Subordinated Lender shall seek to exercise such rights in the manner requested by the Administrative Agent, including the rights in payments in respect of such rights.

          12. Further Assurances. The Subordinated Lender and the Borrower, at their own expense and at any time from time to time, upon the written request of the Administrative Agent will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

          13. Expenses. (a) The Borrower will pay or reimburse the Administrative Agent and each Senior Lender, upon demand, for all its costs and expenses in connection with the enforcement or preservation of any rights under this Agreement, including, without limitation, fees and disbursements of counsel to the Administrative Agent and the Senior Lenders.

          (b) The Borrower will pay, indemnify, and hold each Senior Lender and the Administrative Agent harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions (whether sounding in contract, tort or on any other ground), judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to this Agreement or any action taken or omitted to be taken by any Senior Lender or the Administrative Agent with respect to any of the foregoing.

          14. Provisions Define Relative Rights. This Agreement is intended solely for the purpose of defining the relative rights of the Administrative Agent and the Senior Lenders on the one hand and the Subordinated Lender on the other, and no other Person shall have any right, benefit or other interest under this Agreement.

          15. Legend. The Subordinated Lender and the Borrower will cause the Subordinated Note to bear upon its face the following legend:

               ALL INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO OTHER INDEBTEDNESS PURSUANT TO, AND TO THE EXTENT PROVIDED IN, AND IS OTHERWISE SUBJECT TO THE TERMS OF, THE INTERCREDITOR AND SUBORDINATION AGREEMENT, DATED MARCH 25, 1998 (THE "SUBORDINATION AGREEMENT"), AS THE SAME MAY BE AMENDED, MODIFIED OR OTHERWISE SUPPLEMENTED FROM TIME TO TIME, BY AND AMONG UNIDIGITAL INC., AS BORROWER, CANADIAN IMPERIAL BANK OF COMMERCE, AS ADMINISTRATIVE AGENT FOR THE LENDERS PARTIES TO THE SENIOR CREDIT AGREEMENT REFERRED TO IN THE SUBORDINATION AGREEMENT, AND THE HOLDERS FROM TIME TO TIME OF THE OBLIGATIONS ARISING UNDER THE

               SUBORDINATED NOTE REFERRED TO IN THE SUBORDINATION AGREEMENT, INCLUDING, WITHOUT LIMITATION, THIS NOTE.

          16. Powers Coupled With An Interest. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Senior Obligations are paid in full and the Commitments are terminated.

          17. Authority of Administrative Agent. The Borrower and the Subordinated Lender acknowledge that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Senior Lenders, be governed by the Senior Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent, on the one hand, and the Borrower and the Subordinated Lender, on the other hand, the Administrative Agent shall be conclusively presumed to be acting as Administrative Agent for the Senior Lenders with full and valid authority so to act or refrain from acting, and neither the Borrower nor the Subordinated Lender shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

          18. Notices. All notices, requests and demands to or upon the Administrative Agent or the Borrower or the Subordinated Lender to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

If to the Administrative Agent:

                         Canadian Imperial Bank of Commerce
                         425 Lexington Avenue, 3rd Floor
                         New York, New York 10017
                         Attention:  William Koslo
                         Fax:  212-856-3991


If to the Borrower:

                         Unidigital Inc.
                         545 West 45th Street
                         New York, New York  10036
                         Attention:  William Dye
                         Fax:  212-212-262-1830

If to the Subordinated Lender:

                         Kwik International Color, Ltd
                         229 West 28th Street
                         New York, New York  1001-5996
                         Attention:  Richard J. Sirrota
                         Fax:  212-643-0201

The Administrative Agent, the Borrower and the Subordinated Lender may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

          19. Counterparts. This Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Agreement signed by all the parties shall be lodged with the Administrative Agent.

          20. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          21. Integration. This Agreement represents the agreement of the Administrative Agent and the Senior Lenders and the Subordinated Lender with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Senior Lender or the Subordinated Lender relative to the subject matter hereof not reflected herein.

          22. Amendments in Writing; No Waiver: Cumulative Remedies. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Administrative Agent, the Borrower and the Subordinated Lender; provided that any provision of this Agreement may be waived by the Administrative Agent and the Senior Lenders in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent.

          (b) No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Senior Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          23. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          24. Successors and Assigns. (a) This Agreement shall be binding upon the successors and assigns of the Borrower and the Subordinated Lender and shall inure to the benefit of the Administrative Agent and the Senior Lenders and their successors and assigns.

          (b) Upon a successor Administrative Agent becoming the Administrative Agent under the Senior Credit Agreement, such successor Administrative Agent automatically shall become the Administrative Agent hereunder with all the rights and powers of the Administrative Agent hereunder without the need for any further action on the part of any party hereto.

          25. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

CANADIAN IMPERIAL BANK                  UNIDIGITAL INC.
OF COMMERCE                             as Borrower
as Administrative Agent

By:/s/ William Koslo                    By:/s/ William E. Dye
   --------------------------------        ---------------------------------
   Title: Executive Director               Title:Chief Executive Officer
          -------------------------              ---------------------------



KWIK INTERNATIONAL COLOR, LTD
as Subordinated Lender

By:/s/ Richard J. Sirota
   --------------------------------
   Title: President
         --------------------------